Deposits, Prepayments and Other Receivables, Net	12 Months Ended
Mar. 31, 2026
Deposits, Prepayments and Other Receivables, Net (Details) [Abstract]
DEPOSITS, PREPAYMENTS AND OTHER RECEIVABLES, NET

4. DEPOSITS, PREPAYMENTS AND OTHER RECEIVABLES, NET

Deposits, prepayments and other receivables, net comprised of the following:

	As of March 31,
	2026	2025
	US$	US$
Rental and utility deposits	174,465	263,465
Prepaid rent	45,951	46,459
Prepayments to suppliers	1,542,218	—
Other receivables	2,483	1,556
Total deposits, prepayments and other receivables	1,765,117	311,480
Less: non-current portion	(354,019)	(128,290)
Current portion	1,411,098	183,190

Prepayments to suppliers as of March 31, 2026 comprised a refundable advance retainer of US$1,000,000 paid under a merger and acquisition advisory and deal sourcing agreement dated October 30, 2025, prepaid beauty website and system development costs of US$450,000, payable at US$30,000 per month under an agreement expiring in December 2026, of which US$270,000 relating to the nine months to December 2026 is classified as current and US$180,000 was classified as non-current portion, the Nasdaq annual listing fee of US$55,777 and annual directors’ and officers’ insurance premium of US$36,441. The website and system development costs are carried forward as incurred and will be recognized as an intangible asset upon completion of all functions of the website, which is expected to be completed in December 2026. The refundable advance retainer of US$1,000,000 was refunded in full to the Company on June 30, 2026 due to failure of acquisition or merger.